Exhibit 10.5

CONSULTING AGREEMENT

This Consulting Agreement (this “Agreement”) is made and entered into as of April 5, 2024, by and between Ventyx Biosciences, Inc., a corporation organized under the laws of Delaware, having a principal place of business at 12790 El Camino Real, Suite 200, San Diego, CA 92130 (the “Company”), and Christopher W. Krueger, an individual with an address at [***] (“Consultant”) (each herein referred to individually as a “Party,” or collectively as the “Parties”). This Agreement will be effective as of April 15, 2024 (the “Effective Date”).

The Company desires to retain Consultant as an independent contractor to perform consulting services for the Company and/or its Affiliates that are outside the usual course of the Company’s business. “Affiliate” means any corporation or other entity which controls, is controlled by, or is under common control with, a Party. A corporation or other entity will be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than 50% of the voting securities or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity. Consultant is customarily engaged in an independently established trade, occupation, or business of the same nature of the services to be performed, and Consultant is willing to perform such services, on the terms described below. In consideration of the mutual promises contained herein, the Parties agree as follows:

1. Services and Compensation

Consultant will perform the services described in Exhibit A (the “Services”) for the Company (or its designee) in a competent and professional manner in accordance with the terms of this Agreement and all applicable laws, rules and regulations. The Company will pay Consultant the compensation described in Exhibit A for performance of the Services.

2. Confidentiality

A. Definition. “Confidential Information” means any information that relates to the actual or anticipated business and/or products, services, research or development of the Company or its Affiliates, or to the Company’s or its Affiliates’ technical data, trade secrets or know-how, including, but not limited to, patents and patent applications, research, product plans or other information regarding the Company’s or its Affiliates products or services and markets, customer lists, gene sequences, cell lines, samples, compounds, assays, biological materials, techniques, works of authorship, models, software, developments, inventions, processes, formulas, technology, designs, drawings, hardware configuration information, marketing, finance, and other business information disclosed by the Company, or its Affiliates, either directly or indirectly, in writing, orally or by drawings or inspection of premises, parts, equipment, or other property of the Company or subsidiaries. Notwithstanding the foregoing, Confidential Information will not include any such information which Consultant can establish (i) was publicly known or made generally available prior to the time of disclosure to Consultant; (ii) becomes publicly known or made generally available after disclosure to Consultant through no wrongful action or inaction of Consultant; or (iii) is in the rightful possession of Consultant, without confidentiality obligations, at the time of disclosure as shown by Consultant’s then-contemporaneous written records; provided, however, that any combination of individual items of information shall not be deemed to be within any of the foregoing exceptions merely because one or more of the individual items are within such exception, unless the combination as a whole is within such exception. Nothing in this Agreement is intended to deny workers the right to disclose information pertaining to sexual harassment or any unlawful or potentially unlawful conduct, as protected by applicable law.

B. Nonuse and Nondisclosure. During and after the term of this Agreement, Consultant will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of Confidential Information, and Consultant will not (i) use the Confidential Information for any purpose whatsoever other than as necessary for the performance of the Services on behalf of the Company, or (ii) subject to Consultant’s right to engage in Protected Activity (as defined below), disclose the Confidential Information to any third party without the prior written consent of an authorized representative of the Company, except that Consultant may disclose Confidential Information to any third party on a need-to-know basis for the purposes of Consultant performing the Services; provided, however, that such third party is subject to written non-use and non-disclosure obligations at least as protective of the Company and the Confidential Information as this Article 2. Consultant may also disclose Confidential Information to the extent compelled by applicable law; provided however, prior to such disclosure, Consultant will provide prior written notice to the Company and seek a protective order or such similar confidential protection as may be available under applicable law. No ownership of Confidential Information is conveyed to the Consultant. Without limiting the foregoing, Consultant will not use or disclose any Company property, intellectual property rights, trade secrets or other proprietary know-how of the Company to invent, author, make, develop or design, or enable others to invent, author, make, develop or design, identical or substantially similar products or services as those being developed or commercialized by the Company for any third party. Consultant’s obligations under this Section 2.B will continue after the termination of this Agreement.

C. Other Client Confidential Information. Consultant will not improperly use, disclose or induce the Company or its Affiliates to use any proprietary information or trade secrets of any former or concurrent employer of Consultant or other person or entity with which Consultant has an obligation to keep in confidence. Consultant will not bring onto the Company’s premises or transfer onto the Company’s technology systems any unpublished document, proprietary information or trade secrets belonging to any third party, unless disclosure to, and use by, the Company has been consented to in writing by such third party.

D. Third Party Confidential Information. Consultant recognizes that the Company and its Affiliates have received, and in the future will receive, from third parties their confidential or proprietary information subject to a duty on the Company’s (or its Affiliate’s) part to maintain the confidentiality of such information and to use it only for certain limited purposes. At all times during the term of this Agreement and thereafter, Consultant owes the Company, its Affiliates and such third parties a duty to hold all such confidential or proprietary information in the strictest confidence and not to use it or to disclose it to any person, firm, corporation or other third party, except as necessary in carrying out the Services for the Company consistent with the Company’s agreement with such third party.

3. Ownership

A. Assignment of Inventions. All right, title and interest in and to any compounds, substances, biological materials, methods, protocols, processes, techniques, formula, notes, records, drawings, designs, inventions, improvements, developments, discoveries and trade secrets conceived, discovered, authored, invented, developed or reduced to practice by Consultant, solely or in collaboration with others, during the term of this Agreement and arising out of, or in connection with, performing the Services under this Agreement and any copyrights, patents, trade secrets, mask work rights or other intellectual property rights relating to the foregoing (collectively, “Inventions”), are the sole property of the Company. Consultant will make full written disclosure promptly to the Company of any Inventions and will deliver and assign (or cause to be assigned) and hereby irrevocably assigns fully to the Company all right, title and interest in and to the Inventions.

B. Pre-Existing Materials. Subject to Section 3.A, if, in the course of performing the Services, Consultant incorporates into any Invention or utilizes in the performance of the Services any pre-existing invention, discovery, original works of authorship, development, improvements, trade secret, concept or other proprietary information or intellectual property right owned by Consultant or in which Consultant has an interest (“Prior Inventions”), (i) Consultant will provide the Company with prior written notice and (ii) the Company is hereby granted a nonexclusive, royalty-free, perpetual, irrevocable, transferable, worldwide license (with the right to grant sublicenses through multiple tiers of sublicense) to make, have made, use, import, offer for sale, sell, reproduce, distribute, modify, adapt, prepare derivative works of, display, perform and otherwise exploit such Prior Inventions, without restriction, including, without limitation, as part of or in connection with such Invention, and to practice any method related thereto. Consultant will not incorporate any invention, improvement, development, concept, discovery, work of authorship or other proprietary information owned by any third party into any Invention without the Company’s prior written consent.

C. Moral Rights. Any assignment to the Company of Inventions includes all rights of attribution, paternity, integrity, modification, disclosure and withdrawal, and any other rights throughout the world that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral,” or the like (collectively, “Moral Rights”). To the extent that Moral Rights cannot be assigned under applicable law, Consultant hereby waives and agrees not to enforce any and all Moral Rights, including, without limitation, any limitation on subsequent modification, to the extent permitted under applicable law.

D. Maintenance of Records. Consultant will keep and maintain adequate, current, accurate and authentic written records of all Inventions made by Consultant (solely or jointly with others) during the term of this Agreement, and for a period of three (3) years thereafter. The records will be in the form of notes, sketches, drawings, electronic files, reports or any other format that is customary in the industry and/or otherwise specified by the Company. Such records are and remain the sole property of the Company at all times and upon Company’s request, Consultant will deliver (or cause to be delivered) such records to the Company.

E. Further Assurances. Consultant will assist the Company, or its designee, at the Company’s expense, in every proper way to secure the Company’s rights in Inventions in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments that the Company may deem necessary in order to apply for, register, obtain, maintain, defend and enforce such rights, and in order to deliver, assign and convey to the Company, its successors, assigns and nominees the sole and exclusive right, title and interest in and to all Inventions and testifying in a suit or other proceeding relating to such Inventions. Consultant’s obligations under this Section 3.E will continue after the termination of this Agreement.

F. Attorney-in-Fact. If the Company is unable because of Consultant’s unavailability, dissolution, mental or physical incapacity, or for any other reason, to secure Consultant’s signature with respect to any Inventions, including, without limitation, for the purpose of applying for or pursuing any application for any United States or foreign patents or mask work or copyright registrations covering the Inventions assigned to the Company in Section 3.A, then Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant’s agent and attorney-in-fact, to act for and on Consultant’s behalf to execute and file any papers and oaths and to do all other lawfully permitted acts with respect to such Inventions to further the prosecution and issuance of patents, copyright and mask work registrations with the same legal force and effect as if executed by Consultant. This power of attorney will be deemed coupled with an interest and will be irrevocable.

4. Conflicting Obligations

Consultant represents and warrants that Consultant has no agreements, relationships or commitments to any other person or entity that conflict with the provisions of this Agreement, Consultant’s obligations to the Company under this Agreement, and/or Consultant’s ability to perform the Services. Consultant will not enter into any such conflicting agreement during the term of this Agreement.

5. Return of Company Materials

Upon the expiration or termination of this Agreement, or upon the Company’s earlier request, Consultant will immediately deliver to the Company, and will not keep in Consultant’s possession, recreate or deliver to anyone else, any and all Company property, including, but not limited to, Confidential Information, tangible embodiments of the Inventions, all devices and equipment belonging to the Company, all electronically-stored information and passwords to access such property, those records maintained pursuant to Section 3.D and any reproductions of any of the foregoing items that Consultant may have in Consultant’s possession or control.

6. Reports

Consultant will periodically keep the Company advised as to Consultant’s progress in performing the Services under this Agreement. Consultant will, as requested by the Company, prepare written reports with respect to such progress. The Company and Consultant agree that the reasonable time expended in preparing such written reports will be considered time devoted to the performance of the Services.

7. Term and Termination

A. Term. The term of this Agreement will begin on the Effective Date of this Agreement and will continue until the earliest of (i) six (6) months from the Effective Date, or (ii) termination as provided in Section 7.B.

B. Termination. Either Party may terminate this Agreement at any time with or without cause upon thirty (30) days prior written notice to the other Party. In addition, the Company may terminate this Agreement immediately upon written notice to Consultant (i) if Consultant refuses to or is unable to perform the Services, or (ii) if Consultant breaches this Agreement and does not fully cure the breach to the Company’s satisfaction.

C. Survival. Upon any termination of this Agreement, all rights and duties of the Company and Consultant toward each other will cease; provided, however, that:

(1) Except for termination by the Company for cause, the Company will pay, within thirty (30) days after the effective date of termination, all amounts owing to Consultant for Services completed and accepted by the Company prior to the termination date and reimbursable expenses, if any, submitted in accordance with the Company’s policies and in accordance with the terms of this Agreement; and

(2) Article 2 (Confidentiality), Article 3 (Ownership), Article 5 (Return of Company Materials), Section 7.C (Survival), Article 8 (Independent Contractor; Benefits), Article 9 (Disclaimer of Warranties; Limitation of Liability), Article 10 (Arbitration and Equitable Relief), and Article 11 (Miscellaneous) will survive the expiration or termination of this Agreement in accordance with their terms. Expiration or termination of this Agreement will not affect either Party’s liability for any breach of this Agreement such Party may have committed before such expiration or termination.

8. Independent Contractor; Benefits

A. Independent Contractor. It is the express intention of the Company and Consultant that Consultant will perform the Services as an independent contractor to the Company. Nothing in this Agreement will in any way be construed to constitute Consultant as an agent, employee or representative of the Company. Without limiting the generality of the foregoing, Consultant is not authorized to bind the Company to any liability or obligation or to represent that Consultant has any such authority. Consultant will furnish (or reimburse the Company for) all tools and materials necessary to accomplish this Agreement and will incur all expenses associated with performance, except as expressly provided in Exhibit A. Consultant will report as income all compensation received by Consultant pursuant to this Agreement. Consultant will pay all self-employment and other taxes on such income.

B. Benefits. The Company and Consultant agree that Consultant will receive no Company-sponsored benefits from the Company where benefits include, but are not limited to, paid vacation, sick leave, medical insurance and 401k participation. If Consultant is reclassified by a state or federal agency or court as the Company’s employee, Consultant will become a reclassified employee and will receive no benefits from the Company, except those mandated by state or federal law, even if by the terms of the Company’s benefit plans or programs of the Company in effect at the time of such reclassification, Consultant would otherwise be eligible for such benefits.

9. Disclaimer of Warranties; Limitation of Liability

A. Disclaimer of Warranties. EXCEPT AS SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

B. Limitation of Liability. NEITHER PARTY NOR ITS AFFILIATES WILL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, OR ANY DAMAGES FOR LOST PROFITS OR LOSS OF BUSINESS, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY SERVICES PROVIDED HEREUNDER, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY, EVEN IF SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL THE COMPANY’S OR ITS AFFILIATES’ LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE AMOUNTS PAID BY THE COMPANY TO CONSULTANT UNDER THIS AGREEMENT FOR THE SERVICES, DELIVERABLES OR INVENTIONS GIVING RISE TO SUCH LIABILITY.

10. Arbitration and Equitable Relief

A. Arbitration. IN CONSIDERATION OF CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY AND ITS AFFILIATES, ITS PROMISE TO ARBITRATE ALL DISPUTES RELATED TO CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY AND ITS AFFILIATES AND CONSULTANT’S RECEIPT OF THE COMPENSATION AND OTHER BENEFITS PAID TO CONSULTANT BY THE COMPANY, AT PRESENT AND IN THE FUTURE, CONSULTANT AGREES THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES WITH ANYONE (INCLUDING THE COMPANY, ITS AFFILIATES AND ANY EMPLOYEE, OFFICER, DIRECTOR, SHAREHOLDER OR BENEFIT PLAN OF THE COMPANY OR ITS AFFILIATEIN THEIR CAPACITY AS SUCH OR OTHERWISE), ARISING OUT OF, RELATING TO, OR RESULTING FROM CONSULTANT’S CONSULTING OR OTHER RELATIONSHIP WITH THE COMPANY OR THE TERMINATION OF CONSULTANT’S CONSULTING OR OTHER RELATIONSHIP WITH THE COMPANY, INCLUDING ANY BREACH OF THIS AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION PURSUANT TO THE FEDERAL ARBITRATION ACT (9 U.S.C. SEC. 1 ET SEQ.) (THE “FAA”). THE FAA’S SUBSTANTIVE AND PROCEDURAL PROVISIONS SHALL EXCLUSIVELY GOVERN AND APPLY WITH FULL FORCE AND EFFECT TO THIS ARBITRATION AGREEMENT, INCLUDING ITS ENFORCEMENT AND ANY STATE COURT OF COMPETENT JURISDICTION SHALL COMPEL ARBITRATION IN THE SAME MANNER AS A FEDERAL COURT UNDER THE FAA. CONSULTANT FURTHER AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, CONSULTANT MAY BRING ANY ARBITRATION PROCEEDING ONLY IN CONSULTANT’S INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF, REPRESENTATIVE, OR CLASS MEMBER IN ANY PURPORTED CLASS, COLLECTIVE, OR REPRESENTATIVE LAWSUIT OR PROCEEDING. CONSULTANT MAY, HOWEVER, BRING A PROCEEDING AS A PRIVATE ATTORNEY GENERAL AS PERMITTED BY LAW. TO THE FULLEST EXTENT PERMITTED BY LAW, CONSULTANT AGREES TO ARBITRATE ANY AND ALL COMMON LAW AND/OR

STATUTORY CLAIMS UNDER LOCAL, STATE, OR FEDERAL LAW, INCLUDING, BUT NOT LIMITED TO, CLAIMS UNDER THE LABOR LAWS OF THE STATE IN WHICH CONSULTANT PERFORMS SERVICES, CLAIMS RELATING TO EMPLOYMENT OR INDEPENDENT CONTRACTOR STATUS, CLASSIFICATION, AND RELATIONSHIP WITH THE COMPANY, AND CLAIMS OF BREACH OF CONTRACT, EXCEPT AS PROHIBITED BY LAW. CONSULTANT ALSO AGREES TO ARBITRATE ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THE INTERPRETATION OR APPLICATION OF THIS AGREEMENT TO ARBITRATE, BUT NOT DISPUTES ABOUT THE ENFORCEABILITY, REVOCABILITY OR VALIDITY OF THIS AGREEMENT TO ARBITRATE OR THE CLASS, COLLECTIVE AND REPRESENTATIVE PROCEEDING WAIVER HEREIN. WITH RESPECT TO ALL SUCH CLAIMS AND DISPUTES THAT CONSULTANT AGREES TO ARBITRATE, CONSULTANT HEREBY EXPRESSLY AGREES TO WAIVE, AND DOES WAIVE, ANY RIGHT TO A TRIAL BY JURY. CONSULTANT FURTHER UNDERSTANDS THAT THIS AGREEMENT TO ARBITRATE ALSO APPLIES TO ANY DISPUTES THAT THE COMPANY MAY HAVE WITH CONSULTANT. CONSULTANT UNDERSTANDS THAT NOTHING IN THIS AGREEMENT REQUIRES CONSULTANT TO ARBITRATE CLAIMS THAT CANNOT BE ARBITRATED UNDER APPLICABLE LAW, SUCH AS CLAIMS UNDER THE SARBANES-OXLEY ACT OR OTHER LAW THAT EXPRESSLY PROHIBITS ARBITRATION OF A CLAIM NOTWITHSTANDING THE APPLICATION OF THE FAA.

B. Procedure. ANY ARBITRATION WILL BE ADMINISTERED BY JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. (“JAMS”) PURSUANT TO ITS THEN-CURRENT EMPLOYMENT ARBITRATION RULES & PROCEDURES (THE “JAMS RULES”), WHICH ARE AVAILABLE AT http://www.jamsadr.com/rules-employment-arbitration/. IF THE JAMS RULES CANNOT BE ENFORCED AS TO THE ARBITRATION, THEN THE PARTIES AGREE THAT THEY WILL ARBITRATE THIS DISPUTE UTILIZING JAMS COMPREHENSIVE ARBITRATION RULES AND PROCEDURES OR SUCH RULES AS THE ARBITRATOR MAY DEEM MOST APPROPRIATE FOR THE DISPUTE. CONSULTANT AGREES THAT THE USE OF THE JAMS RULES DOES NOT CHANGE CONSULTANT’S CLASSIFICATION TO THAT OF AN EMPLOYEE. TO THE CONTRARY, CONSULTANT REAFFIRMS THAT CONSULTANT IS AN INDEPENDENT CONTRACTOR. CONSULTANT AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION AND MOTIONS TO DISMISS AND DEMURRERS APPLYING THE STANDARDS SET FORTH FOR SUCH MOTIONS UNDER THE RULES OF CIVIL PROCEDURE OF THE STATE IN WHICH CONSULTANT PERFORMS SERVICES. CONSULTANT AGREES THAT THE ARBITRATOR SHALL ISSUE A WRITTEN DECISION ON THE MERITS. CONSULTANT ALSO AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW, AND THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, WHERE PERMITTED BY APPLICABLE LAW. CONSULTANT AGREES THAT THE DECREE OR AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED AS A FINAL AND BINDING JUDGMENT IN ANY COURT HAVING JURISDICTION THEREOF. CONSULTANT AGREES THAT THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION HEARING OR PROCEEDING APPLYING SUBSTANTIVE AND DECISIONAL LAW OF THE STATE IN WHICH CONSULTANT PERFORMS SERVICES AND THE RULES OF CIVIL PROCEDURE OF THE STATE IN WHICH CONSULTANT PERFORMS SERVICES, INCLUDING THE CALIFORNIA CIVIL DISCOVERY ACT. CONSULTANT FURTHER AGREES THAT ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE CONDUCTED IN SAN DIEGO, CALIFORNIA.

C. Remedy. FOR PURPOSES OF SEEKING PROVISIONAL REMEDIES ONLY, CONSULTANT AGREES THAT THE COMPANY AND CONSULTANT SHALL BE ENTITLED TO PURSUE ANY PROVISIONAL REMEDY PERMITTED BY THE CALIFORNIA ARBITRATION ACT (CALIFORNIA CODE CIV. PROC. § 1281.8) OR OTHERWISE PROVIDED BY THIS AGREEMENT. EXCEPT FOR SUCH PROVISIONAL RELIEF, CONSULTANT AGREES THAT ANY RELIEF OTHERWISE AVAILABLE TO THE COMPANY OR CONSULTANT UNDER APPLICABLE LAW SHALL BE PURSUED SOLELY AND EXCLUSIVELY IN ARBITRATION PURSUANT TO THE TERMS OF THIS AGREEMENT.

D. Administrative Relief. EXCEPT AS PERMITTED BY LAW, THIS AGREEMENT DOES NOT PROHIBIT CONSULTANT FROM PURSUING CERTAIN ADMINISTRATIVE CLAIMS WITH LOCAL, STATE OR FEDERAL ADMINISTRATIVE BODIES OR GOVERNMENT AGENCIES, SUCH AS THE DEPARTMENT OF FAIR EMPLOYMENT AND HOUSING, THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION, THE NATIONAL LABOR RELATIONS BOARD OR THE WORKERS’ COMPENSATION BOARD. THIS AGREEMENT DOES, HOWEVER, PRECLUDE CONSULTANT FROM BRINGING ANY ALLEGED WAGE CLAIMS WITH THE DEPARTMENT OF LABOR STANDARDS ENFORCEMENT.

LIKEWISE, THIS AGREEMENT DOES PRECLUDE CONSULTANT FROM PURSUING COURT ACTION REGARDING ANY ADMINISTRATIVE CLAIMS, EXCEPT AS PERMITTED BY LAW.

E. Voluntary Nature of Agreement. CONSULTANT IS EXECUTING THIS AGREEMENT VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE BY THE COMPANY OR ANYONE ELSE. CONSULTANT HAS CAREFULLY READ THIS AGREEMENT AND HAS ASKED ANY QUESTIONS NEEDED FOR CONSULTANT TO UNDERSTAND THE TERMS, CONSEQUENCES AND BINDING EFFECT OF THIS AGREEMENT AND FULLY UNDERSTAND IT, INCLUDING THAT CONSULTANT IS WAIVING HIS RIGHT TO A JURY TRIAL. FINALLY, CONSULTANT HAS BEEN PROVIDED AN OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY OF CONSULTANT’S CHOICE BEFORE SIGNING THIS AGREEMENT. FINALLY, THIS ARBITRATION AGREEMENT IS NOT SUBJECT TO CALIFORNIA LABOR CODE SECTION 432.6.

11. Miscellaneous

A. Governing Law; Consent to Personal Jurisdiction. This Agreement will be governed by the laws of the State of California, without regard to the conflicts of law provisions of any jurisdiction, except that any dispute regarding the enforceability of the arbitration section of this Agreement shall be governed by the FAA. The United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement. To the extent that any lawsuit is permitted under this Agreement, the Parties hereby expressly consent to the personal and exclusive jurisdiction and venue of the state and federal courts located in California.

B. Assignability. This Agreement will be binding upon Consultant’s heirs, executors, assigns, administrators and other legal representatives, and will be for the benefit of the Company, its successors, and its assigns. There are no intended third-party beneficiaries to this Agreement, except as expressly stated. Except as may otherwise be provided in this Agreement, Consultant may not sell, assign or delegate any rights or obligations under this Agreement. Notwithstanding anything to the contrary herein, the Company may assign this Agreement and its rights and obligations under this Agreement to any successor to all or substantially all of the Company’s relevant assets, whether by merger, consolidation, reorganization, reincorporation, sale of assets or stock, change of control or otherwise.

C. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter herein and supersedes all prior written and oral agreements, discussions or representations between the Parties. Consultant represents and warrants that he/she is not relying on any statement or representation not contained in this Agreement. To the extent any terms set forth in any exhibit or schedule conflict with the terms set forth in this Agreement, the terms of this Agreement will control, unless otherwise expressly agreed by the Parties in such exhibit or schedule.

D. Headings. Headings are used in this Agreement for reference only and will not be considered when interpreting this Agreement.

E. Severability. If a court or other body of competent jurisdiction finds, or the Parties mutually believe, any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to affect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect.

F. Notices. Any notice or other communication required or permitted by this Agreement to be given to a Party will be in writing and will be delivered as follows with notice deemed given as indicated: (i) by personal delivery when delivered personally; (ii) by overnight courier upon written verification of receipt; (iii) by electronic mail upon acknowledgement of receipt of electronic transmission; or (iv) by certified or registered mail, return receipt requested, upon verification of receipt. Notice will be sent to the addresses set forth below or such other address as either party may specify in writing.

(1) If to the Company, to:

Ventyx Biosciences, Inc.

12790 El Camino Real, Suite 200

San Diego, California 92130

Attention: Austin A. Rutherford

Email: legalnotice@ventyxbio.com

(2) If to Consultant, to the address for notice on the signature page to this Agreement or, if no such address is provided, to the last address of Consultant provided by Consultant to the Company.

G. Attorneys’ Fees. In any court action at law or equity that is brought by one of the Parties to this Agreement to enforce or interpret the provisions of this Agreement, the prevailing Party will be entitled to reasonable attorneys’ fees, in addition to any other relief to which that Party may be entitled.

H. Modification, Waiver. No modification of or amendment to this Agreement, or any waiver of any rights under this Agreement, will be effective, unless it is in writing signed by both Parties. Waiver by either Party of a breach of any provision of this Agreement will not operate as a waiver of any other or subsequent breach.

I. Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original, but all of which will together constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by email of a pdf or scanned copy will be effective as delivery of an original executed counterpart of this Agreement.

J. Protected Activity Not Prohibited. Consultant understands that nothing in this Agreement shall in any way limit or prohibit Consultant from engaging in any Protected Activity. For purposes of this Agreement, “Protected Activity” shall mean filing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by, any federal, state or local government agency or commission, including the Securities and Exchange Commission (“Government Agencies”). Consultant understands that in connection with such Protected Activity, Consultant is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company. Notwithstanding the foregoing, Consultant agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Company Confidential Information to any parties other than the Government Agencies. Consultant further understands that “Protected Activity” does not include the disclosure of any Company attorney-client privileged communications. Pursuant to the Defend Trade Secrets Act of 2016, Consultant is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order.

(signature page follows)

IN WITNESS WHEREOF, the Parties hereto have executed this Consulting Agreement as of the date first written above.

VENTYX BIOSCIENCES, INC.

By:	/s/ Raju Mohan
Name:	Raju Mohan
Title:	Chief Executive Officer

CHRISTOPHER W. KRUEGER

/s/ Christopher W. Krueger

EXHIBIT A

SERVICES AND COMPENSATION

1. Services. Consultant will advise the Company and/or its Affiliates on business strategy and corporate matters (the “Services”).

2. Compensation.

A. Fees; Invoicing. The Company will pay Consultant $300 per hour for Services rendered to the Company. Consultant will submit invoices to the Company on a monthly basis for Services performed in the previous month, including a description of Services performed and time billed during the previous month. Payment to Consultant of undisputed fees and expenses will be due thirty (30) days following the Company’s receipt of the applicable invoice for such fees and expenses. Consultant will be paid as an independent contractor. All invoices will be sent to the attention of Accounts Payable at ap@ventyxbio.com.

B. Expenses. The Company will reimburse Consultant, in accordance with the Company’s policy, for all reasonable expenses incurred by Consultant in performing the Services pursuant to this Agreement, if Consultant receives written consent from an authorized agent of the Company prior to incurring such expenses and submits receipts for such expenses to the Company in accordance with the Company’s policy.

AMENDMENT NO. 1 TO CONSULTING AGREEMENT

This AMENDMENT NO. 1 TO CONSULTING AGREEMENT (“Amendment”), effective September 10, 2024, is entered into by and between VENTYX BIOSCIENCES, INC. (“Ventyx”) and CHRISTOPHER W. KRUEGER (“Consultant”).

WHEREAS, Ventyx and Consultant entered into that certain Consulting Agreement effective April 15, 2024 (“Agreement”);

WHEREAS, Ventyx and Consultant wish to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereby agree as follows:

1. Section 7.A. of the Agreement is hereby deleted in its entirety and replaced with the following:

A. Term. The term of this Agreement will begin on the Effective Date of this Agreement and will continue until the earlier of (i) April 15, 2025 or (ii) termination as provided in Section 7.B.

2. General. Capitalized terms used and not otherwise defined herein will have the meanings given them in the Agreement. Except as modified herein, all terms and conditions of Agreement continue in full force and effect. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which will together constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by email of a scanned .pdf copy will be effective as delivery of an original executed counterpart of this Agreement.

AGREED TO AND ACCEPTED BY:

VENTYX BIOSCIENCES, INC.	CHRISTOPHER W. KRUEGER

By: /s/ Raju Mohan	By: /s/ Christopher W. Krueger
Name: Raju Mohan
Title: Chief Executive Officer